SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 5, 1996




                              DYNATECH CORPORATION
             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                        0-7438              04-2258582
(State or other                   (Commission          (I.R.S. Employer
 jurisdiction of                  File Number)        Identification No.)
 incorporation)


                          3 NEW ENGLAND EXECUTIVE PARK
                      BURLINGTON, MASSACHUSETTS 01803-5087
          (Address of principal executive offices, including zip code)


                                 (617) 272-6100
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 5, 1996, Dynatech Corporation (the "Company") announced that it had entered into an agreement for the sale of substantially all of the assets of its Dynatech Laboratories Worldwide ("DLW") subsidiary to Thermo BioAnalysis, a subsidiary of Thermo Instrument Systems, Inc., for approximately $43 million in cash. DLW manufactures automated equipment and disposable plasticware used in medical research and clinical immunodiagnostic testing. The transaction closed on February 7, 1996.

ITEM 5.  OTHER EVENTS

On February 7, 1996, the Company announced a plan of disposal to discontinue operations of its broadcast video equipment and selected data transmission operations. The 10 businesses marked for divestiture, including the medical and diagnostic businesses previously announced for divestiture, account for approximately $180 million in annual revenues.

On February 7, 1996, the Company also announced that its Board of Directors had authorized the repurchase of up to 1,000,000 shares of the Company's Common Stock. The Company intends to effect the repurchases from time to time through open market purchases and negotiated transactions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

    1. Unaudited Pro Forma Consolidated Balance Sheet at December 31, 1995.

     2.Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended March 31, 1995.

     3.Unaudited Pro Forma Consolidated Statement of Operations for the Nine Month Period ended December 31, 1995.

     4. Notes to the Pro Forma Financial Statements.

(c) EXHIBITS

     2 Purchase Agreement dated February 5, 1996 by and among Dynatech Laboratories, Inc. and Thermo BioAnalysis Corporation

     99.1 Press Release dated February 5, 1996

     99.2 Press Release dated February 7, 1996

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              DYNATECH CORPORATION



Date: February 15, 1996                By: ROBERT H. HERTZ
                                       Treasurer and Chief
                                       Financial Officer

                         PRO FORMA FINANCIAL INFORMATION


For purposes of this presentation, pro forma adjustments have been made to the historical results of operations and balance sheet to provide information as to how the dispositions might have affected the results of operations and financial position. The unaudited pro forma consolidated balance sheet was prepared as if all dispositions occurred as of December 31, 1995.

The unaudited pro forma consolidated statements of operations assume all dispositions had taken place at the beginning of the corresponding fiscal year. This unaudited pro forma information does not purport to be indicative of the results of operations that would have been obtained if the dispositions had occurred at the beginning of the fiscal year presented, and is not intended to be a projection of future results.

The following unaudited pro forma financial information is provided:

    1.  Pro Forma Consolidated Balance Sheet as of December 31, 1995.

    2. Pro Forma Consolidated Statement of Operation for the nine month period ended December 31, 1995.

    3. Pro Forma Consolidated Statement of Operation for the fiscal year ended March 31, 1995.

    4. Notes to the Pro Forma Financial Information.




                              DYNATECH CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AT DECEMBER 31, 1995
                                    IN (000'S)


                                    ACTUAL        BUSINESSES    PRO FORMA
                                    BALANCE       TO BE         BALANCE SHEET
                                    SHEET         DISPOSED        12/31/95
                                    12/31/95
ASSETS

Cash and cash equivalents .......   $  34,427     $             $34,427
  Accounts receivable, net ......      81,740      (33,052)      48,688
  Inventories:
   Raw materials ................      24,476      (17,208)       7,268
   Work in process ..............      12,406       (3,824)       8,582
   Finished goods ...............      18,730      (10,280)       8,450
                                    ---------     --------      --------
                                       55,612      (31,312)      24,300
                                    ---------     --------      --------
Other Current Assets ............      19,658       (5,667)      13,991
Net assets held for sale ........                   60,122       60,122
                                    ---------     --------      --------
   Total current assets .........     191,437       (9,909)     181,528
Property and equipment, net .....      32,310      (13,535)      18,775
Intangible assets, net ..........      30,649       (5,277)      25,372
Other assets ....................      11,846         (698)      11,148

                                    $ 266,242    $ (29,419)   $ 236,823
                                    =========    ==========   =========

LIABILITIES

Current liabilities:
  Notes payable and current portion
    of long - term debt .........   $   4,441    $       0    $   4,441
  Accounts payable ..............      16,539       (7,940)       8,599
  Streamlining and restructuring        8,024       (8,024)
     accrual
  Other accrued expenses ........      48,994      (13,455)      35,539
                                    ---------    ---------    ----------
     Total current liabilities ..      77,998      (29,419)      48,579
Long-term debt ..................      14,815                    14,815
Deferred income taxes ...........         630                       630
Deferred liabilities ............         678                       678

SHAREHOLDERS' EQUITY

Common stock ....................       3,721                     3,721
Additional paid in capital ......      11,549                    11,549
Retained earnings ...............     158,853                   158,853
Cumulative foreign currency               977                       977
   adjustments
Treasury stock ..................      (2,979)                   (2,979)
                                    ---------     --------      --------
     Total shareholders' equity .     172,121                   172,121

                                    ---------     --------    ----------
                                    $ 266,242    $ (29,419)   $ 236,823
                                    =========    =========    =========



                              DYNATECH CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE NINE MONTHS ENDED 12/31/95
                       ( IN (000'S) EXCEPT PER SHARE DATA)

                                                                  LESS
                                          ACTUAL       LESS       BUSINESSES   PRO FORMA
                                         RESULTS    BUSINESSES    TO BE        RESULTS
                                        12/31/95    DISPOSED      DISPOSED     12/31/95

Sales ..............................   $ 359,055    $   8,183    $ 135,061    $ 215,811
Cost of Sales ......................     162,815        6,654       74,026       82,135
                                       ---------    ---------    ---------   ----------

Gross Profit .......................     196,240        1,529       61,035      133,676

Selling, general and administrative      119,316        2,128       44,018       73,170
   expense
Product development expense ........      43,380          508       15,582       27,290
Purchased incomplete technology ....      16,852                                 16,852
Business restructuring activities ..         800       (2,500)       3,300
Amortization of intangibles ........       5,623          197        1,981        3,445
                                       ---------    ---------    ---------   ----------
Operating income (loss) ............      10,269        1,196       (3,847)      12,919
Interest expense ...................      (1,537)                                (1,537)
Interest income ....................       1,644                                  1,644
Other income .......................       1,052           55           55          942
                                       ---------    ---------    ---------   ----------

Income (loss)  from continuing            11,428        1,251       (3,791)      13,967
   operations income taxes

Provision (benefit) for income taxes       4,636       (1,091)                    5,727
Income (loss)  from continuing             6,792        2,342       (3,791)       8,241
   operations
Reversal of disposition loss from            647          647
   discontinued operations, net of taxes
                                       ---------    ---------    ---------   ----------

Net income (loss) ..................   $   7,439    $   2,989    $    (3,791) $   8,241
                                       =========    =========    ===========  =========


INCOME PER COMMON SHARE

Continuing operations ..............   $    0.37                              $    0.46
Extraordinary item .................        0.04
                                       ---------    ---------    ---------    ---------
                                       $    0.41                              $    0.46
                                       =========    =========    =========    =========

Weighted average number of common shares  17,930                                 17,930
                                          ======                                 ======



                              DYNATECH CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1995
                       (IN (000'S) EXCEPT PER SHARE DATA)


                                                                   LESS
                                          ACTUAL       LESS        BUSINESSES    PRO FORMA
                                          RESULTS     BUSINESSES   TO BE         RESULTS
                                          3/31/95     DISPOSED     DISPOSED      3/31/95

Sales ..............................   $ 488,776    $  58,689    $ 187,009   $ 243,078
Cost of Sales ......................     230,802       40,827       98,563      91,412
                                       ---------    ---------    ---------   ---------

Gross Profit .......................     257,974       17,862       88,447     151,666

Selling, general and administrative      160,878       15,918       58,632      86,329
   expense
Product development expense ........      53,045        3,515       18,944      30,585
Amortization of intangibles ........       8,471                     3,365       5,106
                                       ---------    ---------    ---------   ---------
Operating income  (loss) ...........      35,580       (1,571)       7,505      29,646
Interest expense ...................      (3,919)                               (3,919)
Interest income ....................       1,518                                 1,518
Other income .......................       1,627          262          515         850
                                       ---------    ---------    ---------   ---------
Income (loss)from continuing              34,806       (1,309)       8,020      28,095
  operations before income taxes

Provision (benefit) for income taxes      14,619           (8)       3,248      11,379
Income (loss)  from continuing            20,187       (1,301)       4,772      16,717
   operations
Extraordinary charge, net of tax ...      (1,019)                               (1,019)
                                       ---------    ---------    ---------   ---------
Net Income (loss) ..................   $  19,168    $  (1,301)   $   4,772   $  15,697
                                       =========    ==========   =========   =========
INCOME (LOSS) PER COMMON SHARE

Continuing operations ..............   $    1.13                             $    0.94
Extraordinary item .................       (0.06)                                (0.06)
                                       ---------                             ---------
                                       $    1.07                             $    0.88
                                       =========                             =========

Weighted average number of common         17,846                                17,846
   shares                              =========                             =========



             EXPLANATORY NOTES TO THE PRO FORMA FINANCIAL STATEMENTS



     1.Net assets available for sale represent the historical book value at December 31, 1995 of those businesses which the Company anticipates divesting in the next twelve to eighteen months.

     2.The category "Businesses disposed" reflects those entities which the Company has disposed of at the time of this filing.

The category "Businesses to be disposed" includes those businesses which are currently being held for sale.

The Company is currently in the process of calculating costs relating to the disposition of the businesses. Any gain or loss has not been anticipated in the Pro Forma results.